EXHIBIT 99.2

Equity One Mortgage 04-3



Settle                      7/23/2004
First Payment               8/25/2004


                                         Class B1              Class B1              Class B1              Class B2
                     Prepay      100 PricingSpeed      100 PricingSpeed      100 PricingSpeed      100 PricingSpeed
                      LIBOR                  FLAT                   FWD             FWD + 100                  FLAT
        Optional Redemption               Call (N)              Call (N)              Call (N)              Call (N)

                        WAL                  2.63                  3.14                  3.46                  1.94
     Principal Window Begin                    27                    36                    39                    20
       Principal Window End                    37                    40                    44                    27


               Class B2              Class B2

       100 PricingSpeed      100 PricingSpeed
                    FWD             FWD + 100
                Call (N)              Call (N)

                   2.60                  3.09
                     27                    35
                     36                    39
